SEMI-ANNUAL REPORT
JUNE 30, 1999



[LOGO APPEARS HERE]



MUTUAL FUNDS
Stability.Strategy.Success

                                                  [FIRST DATA LOGO APPEARS HERE]

DEAR FELLOW SHAREHOLDER:

The market leadership changed in April from growth stocks to value stocks. We believe that this style change is a major turn. When styles shift, that change normally lasts from three to five years. We believe that this style change was caused by the substantial overpricing of many major growth stocks, as well as, a resurgence in the worldwide economy, especially in the Pacific Rim and a reappearance of commodity price inflation, especially in energy. It was a recognition of the end of several years of commodity price deflation.

We believe the S&P 500 is seriously overpriced on a price-to-sales, price-to-earnings, price-to-bookvalue, and on inverted stock yields. All four measures indicate record levels of valuation that are significantly greater than any past historical valuation. This sets the stage for a major correction in the S&P 500, which should be concentrated in the top fifty stocks that have driven the average up.

The causes of inflation are an effective campaign by OPEC to raise crude oil prices to the $20 per barrel range plus a very tight labor market in the United States (in certain states there are critical shortages of both skilled and unskilled labor). Excessive demand within a number of areas of our economy, especially spending on luxury goods and services such as travel and entertainment is also driving prices higher. Finally, the end of a two year Pacific Rim economic depression has removed a worldwide glut of raw materials and the resulting significant price deflation for international commodities.

The Federal Reserve has been blunt in discussing their concerns about the inflationary threat to the U.S. economy. We expect that the Fed will raise interest rates three times, thereby withdrawing the three rate reductions that were given to stimulate the worldwide economy in the Fall of 1998. Fed Policy is also concerned about what they view as excessive valuations in the stock market producing a "wealth effect boom" in consumer luxury spending and in housing. By taking some of the steam out of the stock market, they would have a direct impact upon those areas of the economy showing the most demand pull inflation.

Our portfolios of all three Funds sell at substantial discounts to the price earnings ratios of the S&P 500. In each case, they would benefit from a redirection of investor attention away from the "nifty-fifty" of the S&P 500 and toward medium and small cap stocks. We believe that a broadening of the market, which began in April, is a healthy step and will refocus investors to other alternatives and away from overpriced, very large capitalization issues.

                                       Sincerely yours,

                                       /s/ James W. Stratton
                                       James W. Stratton
                                       Chairman
August 3, 1999

STRATTON GROWTH FUND
--------------------------------------------------------------------------------

During the second quarter of 1999, the Fund participated in the broadening of the market to middle capitalization stocks with a value orientation. We added two new names to our portfolio. The first was AmSouth Bancorp (2.8%), a large regional bank headquartered in Birmingham, Alabama that has announced its planned acquisition of First American Corp. located in Tennessee. The announcement of this acquisition caused selling in AmSouth and drove the price down by 25% to a level that seemed attractive. The company is well-run and the franchise is only enhanced by the addition of the contiguous states of Tennessee and Mississippi.

The second stock was Armstrong World Industries (3.1%), a maker of ceiling tiles and flooring products for both commercial and residential buildings. Armstrong has been a laggard in price performance in what has been a very strong building industry. The stock sells at a very low price/earnings multiple of ten. We believe they have the potential for strong earnings gains in the coming twelve months. The company is out of favor with Wall Street and therefore offers us the opportunity to buy the stock at a very cheap valuation.

The U.S. Congress is considering a law that will repeal the Glass-Steagall Act. This legislation has been on the books since the depression years and prevented banks from holding insurance companies and other types of financial institutions. We see this as an opportunity for our portfolio which contains 16.5% of its assets in insurance companies. We believe that the types of insurance companies that will be most attractive to banks will be those that sell life insurance and savings products such as annuities. We have built our portfolio around just these types of companies. We expect that a number of the holdings in our portfolio are potential takeover targets by large national bank concerns as soon as the Glass-Steagall Act is repealed.

Despite these changes, our basic weightings in industries remain very similar. Banks and financials remain the largest industry group with 21.8%, followed by insurance with 16.5%, and consumer durables such as autos and home building with 12.8%. Our turnover ratio for the quarter was 21.6%, which would give us a 43% annualized rate. Expenses remain at a relatively low level of 1.09%.

On June 30, 1999, the total net assets were $60,238,864 and the net asset value per share rose to $33.01.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Growth Fund with all dividend income and capital gains distributions reinvested.

                              [GRAPH APPEARS HERE]
Average Annual Total Return
for the period ended 6/30/99
1 year.................. +  0.78%
5 year.................. + 20.08
10 year................. + 13.81
15 year................. + 14.17
20 year................. + 14.05
25 year................. + 14.64
                                6/30/99 $234,869
                                Total Value of Investment
                 Value of Shares
                Acquired Through        Value of Shares
                   Reinvestment         Acquired Through
                of Capital Gains        Reinvestment of          Total Value of
                  Distributions         Income Dividends         Original Shares
                      10,000                     45                       -
73-74                  7,830                     43                       -
75-76                 11,280                    458                       -
77-78                 14,155                  1,217                       -
79-80                 14,597                  2,147                       -
81-82                 17,299                  3,703                       -
83-84                 24,755                  6,347                       -
85-86                 38,310                 10,805                   3,857
87-88                 30,774                 11,062                  10,945
89-90                 31,059                 14,858                  22,901
91-92                 32,464                 21,871                  27,527
93-94                 32,622                 26,652                  35,156
95-96                 42,938                 41,919                  60,327
                      42,654                 44,981                  66,844
12/31/97              98,447                 58,992                  52,749
12/31/98             116,451                 63,997                  53,823
6/30/99              119,389                 63,332                  52,148
*Prior to 12/31/96, SGF had a fiscal year-end of 5/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Growth Fund

                           June 30, 1999 March 31, 1999
-------------------------------------------------------
Total Net Assets            $60,238,864   $59,254,095
-------------------------------------------------------
Net Asset Value Per Share        $33.01        $32.63
-------------------------------------------------------
Shares Outstanding            1,824,891     1,816,016
-------------------------------------------------------
Number of Shareholders            1,310         1,357
-------------------------------------------------------
Average Size Account            $45,984       $43,666
-------------------------------------------------------

Portfolio Changes For the Quarter Ended June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

New Holdings                      Eliminated Holdings
-------------------------------------------------------------
AmSouth Bancorp                   ConAgra, Inc.
Armstrong World Industries, Inc.  DaimlerChrysler AG
                                  Fleet Financial Group, Inc.
                                  Fleetwood Enterprises, Inc.
                                  Pall Corp.
                                  Universal Foods Corp.

Ten Largest Holdings June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                Market Value Percent of TNA
-----------------------------------------------------------
American General Corp.          $ 3,768,750        6.3%
-----------------------------------------------------------
First Union Corp.                 3,093,164        5.1
-----------------------------------------------------------
Commerce Bancorp, Inc. (NJ)       3,004,598        5.0
-----------------------------------------------------------
American Express Co.              2,862,750        4.8
-----------------------------------------------------------
Anheuser-Busch Companies, Inc.    2,837,500        4.7
-----------------------------------------------------------
Pitney Bowes, Inc.                2,570,000        4.3
-----------------------------------------------------------
General Motors Corp.              2,442,000        4.0
-----------------------------------------------------------
PNC Bank Corp.                    2,305,000        3.8
-----------------------------------------------------------
Unitrin, Inc.                     2,050,000        3.4
-----------------------------------------------------------
Ford Motor Co.                    1,975,313        3.3
-----------------------------------------------------------
                                $26,909,075       44.7%
-----------------------------------------------------------

STRATTON MONTHLY DIVIDEND REIT SHARES
--------------------------------------------------------------------------------

The Fund performed well in the second quarter with a total return of 12.8%, beating the Morgan Stanley REIT Index (RMS), which returned 9.9%. Year to date through June 30, 1999, the Fund has returned 4.7%, compared to the Index which was up 4.6%. Though the second quarter earnings' growth of the average REIT appears quite solid, REIT prices have not risen to reflect these strong fundamentals. Throughout this difficult period in the REIT sector, SMDS shareholders can take comfort in the fact that our dividend payments have continued unaltered. The REIT sector is suffering from a lack of interest due to the conservative nature of the stocks, the small size and low trading volume of the sector, and the dramatic action in many other areas of the market. Going forward, investors must be patient as this sector of the market recovers from a long, painful bear market.

During the quarter, we added SL Green Realty Corp. (1.3%) to the portfolio, increasing the portfolio's office/industrial weighting to 10.8%. SL Green acquires and renovates office properties in New York City. The Company specializes in downtown property locations which currently are better protected from oversupply conditions than suburban office properties.

We trimmed our lodging sector weighting by selling Sunstone Hotel Investors after a management-led buyout was announced. This buyout follows a recent trend in the industry. Insiders felt that REIT stock prices did not reflect the true underlying value of the properties and the businesses that own those properties, so they elected to take the company private. Berkshire Realty Co., an apartment REIT, was also sold after a buyout was announced. We like the stability of the apartment REIT sector and intend to increase its weighting back to historical levels.

On June 30, 1999, the total net assets were $76,394,119 and the net asset value per share was $24.94.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Monthly Dividend REIT Shares with all dividend income and capital gains distributions reinvested.

                              [GRAPH APPEARS HERE]
Average Annual Total Return
for the period ended 6/30/99
1 year.................. -  5.51%
5 year.................. +  8.29
10 year................. +  7.51
15 year................. + 10.40
                                6/30/99 $64,787
                                Total Value of Investment
                 Value of Shares
                Acquired Through        Value of Shares
                   Reinvestment         Acquired Through
                of Capital Gains        Reinvestment of          Total Value of
                  Distributions         Income Dividends         Original Shares
81                        -                     583                    9,113
82                        -                   1,641                    9,354
83                        -                   3,107                   10,808
84                        -                   4,379                   10,667
85                        -                   6,627                   11,795
86                        -                  10,328                   14,604
87                      500                  13,744                   16,320
88                    1,043                  13,041                   13,181
89                    1,015                  15,044                   12,824
90                    1,018                  17,513                   12,861
91                      956                  19,388                   12,084
92                    1,156                  26,570                   14,609
93                    1,242                  31,818                   15,701
94                    1,192                  33,590                   15,060
05                    1,032                  34,499                   13,039
96                    1,138                  39,690                   14,383
                      1,139                  42,821                   14,399
12/31/97              1,257                  52,959                   15,879
12/31/98              1,029                  47,819                   13,006
6/30/99               1,036                  50,659                   13,092
*Prior to 12/31/96, SMDS had a fiscal year-end of 1/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

                           June 30, 1999 March 31, 1999
-------------------------------------------------------
Total Net Assets            $76,394,119   $70,292,968
-------------------------------------------------------
Net Asset Value Per Share        $24.94        $22.55
-------------------------------------------------------
Shares Outstanding            3,062,694     3,116,836
-------------------------------------------------------
Number of Shareholders            3,747         3,930
-------------------------------------------------------
Average Size Account            $20,388       $17,886
-------------------------------------------------------

Portfolio Changes For the Quarter Ended June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

New Holdings           Eliminated Holdings
--------------------------------------------------------------------
SL Green Realty Corp.  Berkshire Realty Co., Inc.
                       Psychiatric Group Preferred Depositary Shares
                       Sunstone Hotel Investors, Inc.

Ten Largest Holdings June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                              Market Value Percent of TNA
-------------------------------------------------------------------------
Liberty Property Trust                        $ 3,915,325        5.1%
-------------------------------------------------------------------------
Colonial Properties Trust                       3,531,250        4.6
-------------------------------------------------------------------------
Bradley Real Estate, Inc. Conv. Pfd. Class A    3,061,287        4.0
-------------------------------------------------------------------------
Health Care REIT, Inc.                          3,022,500        4.0
-------------------------------------------------------------------------
American Health Properties, Inc.                2,716,875        3.5
-------------------------------------------------------------------------
Glimcher Realty Trust                           2,681,250        3.5
-------------------------------------------------------------------------
Mid-Atlantic Realty Trust                       2,558,750        3.3
-------------------------------------------------------------------------
EastGroup Properties, SBI                       2,507,813        3.3
-------------------------------------------------------------------------
Gables Residential Trust                        2,412,500        3.2
-------------------------------------------------------------------------
Meditrust Corp.                                 2,351,250        3.1
-------------------------------------------------------------------------
                                              $28,758,800       37.6%
-------------------------------------------------------------------------

STRATTON SMALL-CAP YIELD FUND
--------------------------------------------------------------------------------

Small cap stocks rebounded in the second quarter outperforming the S&P 500 for the first time since the third quarter of 1997. The Fund was up 17.1% for the quarter outpacing the Russell 2000 Index which was up 15.6% for the same period. Year-to-date through June 30, 1999, the Fund was up 5.1% versus the Russell 2000 at 9.3% as technology shares continue to boost the performance of the index. The Russell 2000 Value sub-index was up only 5.3% which is in line with our return.

We had another takeover in the quarter. Philadelphia based JeffBanks (1.7%) agreed to be acquired by Hudson United Bancorp of Mahwah, New Jersey which was looking to expand its commercial banking franchise. While banks still make up 18.7% of the portfolio, 3.0% is near cash from banks that have been taken over. Industrial stocks remain our largest sector at 20.2% of the portfolio with 15.7% currently in business services. Dividend paying technology stocks make up 9.4% of the portfolio. We are down to only two REIT holdings with a 1.5% sector weighting.

During the quarter, we took the opportunity to establish holdings of LA-Z-BOY, Inc. (1.0%), Superior Telecom (1.1%), Glatfelter (0.7%), Polaris Industries (1.5%), Hughes Supply (1.4%) and Bel Fuse (1.2%). We initiated our first energy positions with purchases of Tidewater (1.0%) and Mitchell Energy & Development (0.3%).

Significant sales included Boston Acoustics, Huffy Corporation and Resource Bancshares Mortgage Group. We also sold Wackenhut after the company announced it would cease paying dividends in order to invest in future growth opportunities.

We are encouraged by the change in market leadership from growth to value stocks which began in April. While the economy remains strong and Asia is reawakening, higher interest rates are upon us and that could hurt the growth sectors of the market. We may be in for a volatile period in the near term but it appears that value should continue to outperform.

On June 30, 1999, the total net assets were $43,903,260 and the net asset value per share was $21.13.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Small-Cap Yield Fund with all dividend income and capital gains distributions reinvested.

                              [GRAPH APPEARS HERE]
Average Annual Total Return
for the period ended 6/30/99
1 year.................. -  7.10%
3 year.................. + 14.30
5 year.................. + 14.49
Since Inception
(4/12/93)............... + 12.40
                                6/30/99 $20,709
                                Total Value of Investment
                 Value of Shares
                Acquired Through        Value of Shares
                   Reinvestment         Acquired Through
                of Capital Gains        Reinvestment of          Total Value of
                  Distributions         Income Dividends         Original Shares
                         -                        -                  10,000
4-93                     -                        -                  10,000
3/31/94                  -                      158                  10,376
3/31/95                  -                      402                  10,352
3/31/96                  -                      789                  12,780
                       813                    1,067                  13,432
12/31/97             2,190                    1,633                  17,976
12/31/98             1,995                    1,626                  16,088
6/30/99              2,096                    1,709                  16,904
*Prior to 12/31/96, SSCY had a fiscal-end of 3/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Small-Cap Yield Fund

                           June 30, 1999 March 31, 1999
-------------------------------------------------------
Total Net Assets            $43,903,260   $35,722,891
-------------------------------------------------------
Net Asset Value Per Share        $21.13        $18.05
-------------------------------------------------------
Shares Outstanding            2,077,673     1,978,638
-------------------------------------------------------
Number of Shareholders            1,502         1,622
-------------------------------------------------------
Average Size Account            $29,230       $22,024
-------------------------------------------------------

Portfolio Changes For the Quarter Ended June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

New Holdings                         Eliminated Holdings
-----------------------------------------------------------------------------
Bel Fuse, Inc. Class B               Boston Acoustics, Inc.
Callaway Golf Co.                    EastGroup Properties, SBI
GenCorp, Inc.                        Huffy Corp.
Glatfelter, (P.H.) Co.               Premier National Bancorp, Inc.
Hughes Supply, Inc.                  Resource Bancshares Mortgage Group, Inc.
Kansas City Life Insurance Co.       Wackenhut Corp. Class B
Kimball International Class B
LA-Z-BOY, Inc.
Mitchell Energy & Development Corp.
 Class B
Polaris Industries, Inc.
Simpson Industries, Inc.
Superior TeleCom, Inc.
Tidewater, Inc.

Ten Largest Holdings June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                         Market Value Percent of TNA
--------------------------------------------------------------------
Eaton Vance Corp.                        $ 1,928,500        4.4%
--------------------------------------------------------------------
Florida Rock Industries, Inc.              1,820,000        4.1
--------------------------------------------------------------------
Primex Technologies, Inc.                  1,509,375        3.4
--------------------------------------------------------------------
LSI Industries, Inc.                       1,447,500        3.3
--------------------------------------------------------------------
Morrison Management Specialists, Inc.      1,310,000        3.0
--------------------------------------------------------------------
American Heritage Life Investment Corp.    1,225,000        2.8
--------------------------------------------------------------------
A.O. Smith Corp.                           1,176,000        2.7
--------------------------------------------------------------------
Commercial Intertech Corp.                 1,115,625        2.5
--------------------------------------------------------------------
Quixote Corp.                              1,035,937        2.4
--------------------------------------------------------------------
Riviana Foods, Inc. (DE)                   1,031,250        2.4
--------------------------------------------------------------------
                                         $13,599,187       31.0%
--------------------------------------------------------------------

STRATTON GROWTH FUND
--------------------------------------------------------------------------------
What is the Fund's investment objective?

The primary objective of SGF is to seek possible growth of capital for its shareholders' investments with current income from interest and dividends as a secondary objective. The Fund's investments will normally consist of common stock and securities convertible into common stock.

What is the investment philosophy used in managing the Fund?

Our in-house research of historical data shows that investing in high yielding common stocks has produced above-average returns while lowering risk and preserving capital. For Stratton Management Co., the common stock yield is the primary screen in sorting out the equity stocks that are available. We then look at additional yield characteristics such as dividend growth rates and dividend coverage. Finally, we conduct fundamental analysis of important characteristics such as the earnings and cash flow outlook, management strengths, and industry competitive position.

Why are dividend paying companies so important to the Fund's portfolio?

Stocks of companies that pay above average dividends tend to be less volatile than companies that do not distribute dividends to shareholders. Though stock prices do vary over time, dividend payouts tend to be very consistent. We find that companies which consistently strive to increase their dividends tend to offer the potential of above average returns. Steady, stable growth of principal and dividend income is what SGF hopes to achieve.

What are the primary investment characteristics of the portfolio?

 . Average gross portfolio yield target should exceed the S&P 500 by more than 50%.

 .  Approximately 35 companies are held.

 . By combining high dividend yield and underlying low price volatility (Beta), SGF should have the potential to produce good relative performance in up markets and above average relative performance in down markets.

STRATTON MONTHLY DIVIDEND REIT SHARES
--------------------------------------------------------------------------------
What is the Fund's investment objective?

The primary objective of SMDS is to seek a high rate of return from dividend and interest income on its investments in common stock and securities convertible into common stock. In order to achieve these goals, the Fund invests substantially all of its assets in common stock and other equity securities of real estate investment trusts.

What is the investment philosophy used in managing the Fund?

The Fund is managed to provide a high level of monthly income to its shareholders and, therefore, looks for companies that have strong dividend payouts. Currently, 80% or more of the Fund is invested in high dividend paying REITs. There are several types of real estate properties that are owned by REITs, including multifamily apartment complexes, health care facilities, shopping centers, regional malls, office centers, hotels, and industrial buildings. The portfolio is diversified across several sectors within the REIT industry.

Why are dividend paying companies so important to the Fund's portfolio?

Current income is paramount for the SMDS portfolio. The Fund needs higher yielding securities to maintain its own attractive dividend payout. REITs satisfy this income requirement, while also offering the potential for dividend growth and capital appreciation. REITs must distribute 95% of their net investment income, so, as the earnings of these companies grow, increases in dividends should follow.

What are the primary investment characteristics of the portfolio?

 . The portfolio is comprised of high dividend paying securities.

 . Approximately 40 companies are held.

 . SMDS is managed to provide a high level of current monthly income, and to offer the potential for long-term capital appreciation.

There are risks involved with any investment. This Fund is concentrated in REIT securities, which means it may be subject to a greater risk of loss than a non-concentrated mutual fund.

STRATTON SMALL-CAP YIELD FUND
--------------------------------------------------------------------------------
What is the Fund's investment objective?

The primary objective of SSCY is to achieve both dividend income and capital appreciation. In order to achieve these goals, the Fund invests in equity securities, primarily common stock, and securities convertible into common stock, of companies with total market capitalizations at the time of investment of less than $1 billion and which are outside the S&P 500 Index. We attempt to purchase companies whose recent and future earnings power give them the potential for higher valuations and continued dividend growth.

What is the investment philosophy used in managing the Fund?

This all equity mutual fund invests in the common stocks of small but established dividend paying companies. The initial screen for stock selection requires that a stock yields greater than the small-cap average as measured by the Russell 2000 Index. We then employ a three step process which focuses on a stock's fundamental valuation, earnings prospects, and, as a confirming factor, relative price strength. We feel that companies that exhibit consistent earnings and that regularly increase their dividends have superior appreciation potential with reasonable levels of risk.

Why are dividend paying companies so important to the Fund's portfolio?

Our research has shown that dividends tend to dampen stock price volatility. Small-cap companies that pay dividends tend to have strong financial characteristics since the quarterly dividend payout requires managements to exhibit a high degree of financial discipline. The combination of strong earnings growth and superior earnings stability are crucial elements in meeting SSCY's investment objectives.

What are the primary investment characteristics of the portfolio?

 . Average gross portfolio yield target should exceed the S&P 500 and be approximately twice the yield of the average small-cap company.

 . Approximately 65 companies are held.

 . By combining high dividend yields and underlying low price volatility (Beta), SSCY seeks to produce good relative performance in up markets and above average relative performance in down markets.

There are risks involved with any investment. This Fund is invested in small-cap stocks which tend to have a higher degree of market risk than large-cap stocks, due to lack of liquidity and other reasons.

SCHEDULE OF INVESTMENTS June 30, 1999 (unaudited)
--------------------------------------------------------------------------------
Stratton Growth Fund

                                                                       Market
                                                          Number of     Value
                                                            Shares    (Note 1)
                                                          ---------- -----------
COMMON STOCKS - 96.6%
Banking/Financial - 21.8%
AmSouth Bancorp..........................................     20,000 $   463,750
Bank One Corp............................................     28,160   1,677,280
Comerica, Inc. ..........................................     22,500   1,337,344
Commerce Bancorp, Inc. (NJ)..............................     70,283   3,004,598
First Union Corp.........................................     65,812   3,093,164
PNC Bank Corp............................................     40,000   2,305,000
Summit Bancorp, Inc......................................     30,000   1,254,375
                                                                     -----------
                                                                      13,135,511
                                                                     -----------
Basic Materials - 1.3%
Carpenter Technology Corp. ..............................     28,000     799,750
                                                                     -----------
Business Services - 9.9%
Diebold, Inc. ...........................................     30,000     862,500
Dun & Bradstreet Corp. ..................................     30,000   1,063,125
Gallagher (Arthur J.) & Co...............................     30,000   1,485,000
Pitney Bowes, Inc........................................     40,000   2,570,000
                                                                     -----------
                                                                       5,980,625
                                                                     -----------
Capital Goods - 4.5%
Briggs & Stratton Corp. .................................     20,000   1,155,000
Harris Corp. ............................................     40,000   1,567,500
                                                                     -----------
                                                                       2,722,500
                                                                     -----------
Consumer Durables - 12.8%
Armstrong World Industries, Inc..........................     32,000   1,850,000
Delphi Automotive Systems Corp. .........................     75,860   1,408,151
Ford Motor Co. ..........................................     35,000   1,975,313
General Motors Corp......................................     37,000   2,442,000
                                                                     -----------
                                                                       7,675,464
                                                                     -----------
Consumer Non-Durables - 9.9%
Anheuser-Busch Companies, Inc. ..........................     40,000   2,837,500
Heinz (H.J.) Co..........................................     30,000   1,503,750
Kimberly-Clark Corp. ....................................     28,000   1,596,000
                                                                     -----------
                                                                       5,937,250
                                                                     -----------
Consumer Services - 6.0%
American Express Co. ....................................     22,000   2,862,750
H&R Block, Inc. .........................................     15,000     750,000
                                                                     -----------
                                                                       3,612,750
                                                                     -----------

                                                                      Market
                                                         Number of     Value
                                                           Shares    (Note 1)
                                                         ---------- -----------
Health Care - 8.9%
American Home Products Corp.............................     26,000 $ 1,495,000
Baxter International, Inc. .............................     30,000   1,818,750
Mallinckrodt, Inc. .....................................     20,000     727,500
Shared Medical Systems Corp. ...........................     20,000   1,305,000
                                                                    -----------
                                                                      5,346,250
                                                                    -----------
Industrial - 2.0%
C&D Technologies, Inc. .................................     40,000   1,225,000
                                                                    -----------
Insurance/Services - 16.5%
American General Corp...................................     50,000   3,768,750
Aon Corp. ..............................................     33,750   1,392,187
Jefferson-Pilot Corp. ..................................     12,500     827,344
Lincoln National Corp. .................................     20,000   1,046,250
ReliaStar Financial Corp. ..............................     20,000     875,000
Unitrin, Inc............................................     50,000   2,050,000
                                                                    -----------
                                                                      9,959,531
                                                                    -----------
Retailing - 3.0%
The Limited, Inc. ......................................     40,000   1,815,000
                                                                    -----------
Total Common Stocks
 (cost $34,817,798).....................................             58,209,631
                                                                    -----------
                                                         Principal
                                                           Amount
                                                         ----------
SHORT-TERM NOTES - 2.8%
General Electric Capital Corp.
 4.90% due 07/01/99
 (cost $1,700,000)...................................... $1,700,000   1,700,000
                                                                    -----------
Total Investments - 99.4%
 (cost $36,517,798*)....................................             59,909,631
Cash and Other Assets
 Less Liabilities - 0.6%................................                329,233
                                                                    -----------
NET ASSETS - 100.0%.....................................            $60,238,864
                                                                    ===========

--------
* Aggregate cost for federal income tax purposes is $36,517,798; and net unrealized appreciation is as follows:

Gross unrealized appreciation...................................... $23,693,420
Gross unrealized depreciation......................................    (301,587)
                                                                    -----------
 Net unrealized appreciation....................................... $23,391,833
                                                                    ===========

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS June 30, 1999 (unaudited)
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

                                                                       Market
                                                          Number of    Value
                                                           Shares     (Note 1)
                                                          --------- ------------
COMMON STOCKS - 86.6%
Apartments - 12.6%
Cornerstone Realty Income Trust, Inc.....................   130,000 $  1,397,500
Gables Residential Trust.................................   100,000    2,412,500
Home Properties of New York, Inc.........................    85,000    2,348,125
Mid-America Apartment Communities, Inc...................    60,000    1,387,500
Town & Country Trust.....................................    19,200      343,200
Walden Residential Properties, Inc.......................    80,000    1,720,000
                                                                    ------------
                                                                       9,608,825
                                                                    ------------
Diversified - 13.5%
Colonial Properties Trust................................   125,000    3,531,250
EastGroup Properties, SBI................................   125,000    2,507,813
Meditrust Corp...........................................   180,000    2,351,250
Pacific Gulf Properties, Inc.............................    85,000    1,923,125
                                                                    ------------
                                                                      10,313,438
                                                                    ------------
Health Care - 10.8%
American Health Properties, Inc..........................   135,000    2,716,875
Health Care REIT, Inc. ..................................   130,000    3,022,500
HRPT Properties Trust....................................    90,000    1,378,125
LTC Properties, Inc......................................    85,000    1,105,000
                                                                    ------------
                                                                       8,222,500
                                                                    ------------
Lodging - 15.6%
Equity Inns, Inc. .......................................   190,000    1,757,500
FelCor Lodging Trust, Inc................................    80,000    1,660,000
Hospitality Properties Trust.............................    60,000    1,627,500
Innkeepers USA Trust.....................................   200,000    2,000,000
Jameson Inns, Inc........................................   160,000    1,500,000
RFS Hotel Investors, Inc.................................   125,000    1,570,312
Winston Hotels, Inc. ....................................   175,000    1,837,500
                                                                    ------------
                                                                      11,952,812
                                                                    ------------
Net Lease - 3.3%
Franchise Finance Corp. of America.......................    65,000    1,430,000
TriNet Corporate Realty Trust, Inc.......................    40,000    1,107,500
                                                                    ------------
                                                                       2,537,500
                                                                    ------------
Office/Industrial - 10.8%
First Industrial Realty Trust, Inc.......................    60,000    1,646,250
Liberty Property Trust...................................   157,400    3,915,325
Mack-Cali Realty Corp. ..................................    55,000    1,701,563
SL Green Realty Corp.....................................    50,000    1,021,875
                                                                    ------------
                                                                       8,285,013
                                                                    ------------
Outlet Centers - 5.0%
Mills Corp...............................................    68,700    1,489,931
Tanger Factory Outlet Centers, Inc.......................    88,700    2,306,200
                                                                    ------------
                                                                       3,796,131
                                                                    ------------

                                                                      Market
                                                         Number of     Value
                                                           Shares    (Note 1)
                                                         ---------- -----------
Regional Malls - 3.5%
Glimcher Realty Trust...................................    165,000 $ 2,681,250
                                                                    -----------
Shopping Centers - 11.5%
Developers Diversified Realty Corp. ....................     80,000   1,330,000
IRT Property Co. .......................................    166,000   1,639,250
Mid-Atlantic Reatly Trust...............................    230,000   2,558,750
New Plan Excel Realty Trust, Inc........................    108,000   1,944,000
Western Investment Real Estate Trust....................    110,000   1,278,750
                                                                    -----------
                                                                      8,750,750
                                                                    -----------
Total Common Stocks
 (cost $68,788,917).....................................             66,148,219
                                                                    -----------
PREFERRED STOCKS - 5.6%
Bradley Real Estate, Inc. Conv. Preferred Class A.......    132,380   3,061,287
Kimco Realty Corp. - Depositary Shares Class D..........     50,000   1,225,000
                                                                    -----------
Total Preferred Stocks
 (cost $4,368,815)......................................              4,286,287
                                                                    -----------
                                                         Principal
                                                           Amount
                                                         ----------
U.S. GOVERNMENT OBLIGATIONS - 1.7%
U.S. Treasury Bill 2.75% due 07/01/99
 (cost $1,300,000)...................................... $1,300,000   1,300,000
                                                                    -----------
SHORT-TERM NOTES - 4.8%
American Express Credit Corp. 4.90% due 07/01/99........    567,000     567,000
General Electric Capital Corp. 4.90% due 07/01/99.......  1,550,000   1,550,000
American Express Credit Corp. 5.25% due 07/02/99........  1,569,000   1,568,771
                                                                    -----------
Total Short-Term Notes
 (cost $3,685,771)......................................              3,685,771
                                                                    -----------
Total Investments - 98.7%
 (cost $78,143,503*)....................................             75,420,277
Cash and Other Assets Less Liabilities - 1.3%...........                973,842
                                                                    -----------
NET ASSETS - 100.0%.....................................            $76,394,119
                                                                    ===========

--------
* Aggregate cost for federal income tax purposes is $78,143,503; and net unrealized depreciation is as follows:

Gross unrealized appreciation...................................... $ 3,111,409
Gross unrealized depreciation......................................  (5,834,635)
                                                                    -----------
 Net unrealized depreciation....................................... $(2,723,226)
                                                                    ===========

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS June 30, 1999 (unaudited)
--------------------------------------------------------------------------------
Stratton Small-Cap Yield Fund

                                                                       Market
                                                          Number of     Value
                                                            Shares    (Note 1)
                                                          ---------- -----------
COMMON STOCKS - 97.1%
Banking/Financial - 18.7%
American Bank of Connecticut.............................     22,000 $   537,625
Colonial BancGroup, Inc..................................     40,000     557,500
Commerce Bancorp, Inc. (NJ)..............................     20,671     883,685
Community Bank Systems, Inc. ............................     17,000     431,375
First Essex Bancorp, Inc. ...............................     30,000     487,500
First Financial Holdings, Inc. ..........................     18,000     337,500
JeffBanks, Inc...........................................     26,666     758,314
Medford Bancorp, Inc.....................................     26,000     477,750
Ocean Financial Corp.....................................     34,000     616,250
Reliance Bancorp, Inc....................................     20,000     552,500
Republic Banking Corp. of Florida........................     30,000     577,500
Southwest Securities Group, Inc..........................     14,200   1,018,850
United Bankshares, Inc. .................................     20,000     530,000
Webster Financial Corp...................................     16,632     451,143
                                                                     -----------
                                                                       8,217,492
                                                                     -----------
Business Services - 15.7%
AAR Corp. ...............................................     45,000   1,020,937
Dain Rauscher Corp.......................................     19,000   1,028,375
Eaton Vance Corp. .......................................     56,000   1,928,500
New England Business Service, Inc. ......................     20,000     617,500
Primesource Corp.........................................     90,000     551,250
Rollins Truck Leasing Corp...............................     30,000     333,750
Schawk, Inc. ............................................     56,000     500,500
True North Communications, Inc. .........................     30,000     900,000
                                                                     -----------
                                                                       6,880,812
                                                                     -----------
Chemicals - 3.8%
Kimball International Class B............................     10,000     168,750
Primex Technologies, Inc. ...............................     70,000   1,509,375
                                                                     -----------
                                                                       1,678,125
                                                                     -----------
Consumer Durables - 3.5%
Callaway Golf Co.........................................     30,500     446,063
LA-Z-BOY, Inc. ..........................................     20,000     460,000
Polaris Industries, Inc. ................................     15,000     652,500
                                                                     -----------
                                                                       1,558,563
                                                                     -----------
Consumer Non-Durables - 9.0%
Glatfelter, (P.H.) Co....................................     20,000     292,500
International Multifoods Corp............................     45,000   1,015,313
Riviana Foods, Inc. (DE).................................     55,000   1,031,250
Tasty Baking Co. ........................................     55,000     677,187
Velcro Industries, N.V. .................................     76,000     921,500
                                                                     -----------
                                                                       3,937,750
                                                                     -----------

                                                                       Market
                                                           Number of    Value
                                                            Shares    (Note 1)
                                                           --------- -----------
Energy - 1.4%
Mitchell Energy & Development Corp. Class B...............   7,700   $   141,488
Tidewater, Inc. ..........................................  15,000       457,500
                                                                     -----------
                                                                         598,988
                                                                     -----------
Health Care - 7.2%
Diagnostic Products Corp. ................................  20,000       552,500
LabOne, Inc. .............................................  30,000       307,500
Morrison Management Specialists, Inc. ....................  52,400     1,310,000
Shared Medical Systems Corp. .............................  15,000       978,750
                                                                     -----------
                                                                       3,148,750
                                                                     -----------
Industrial - 20.2%
A.O. Smith Corp. .........................................  42,000     1,176,000
Commercial Intertech Corp.................................  70,000     1,115,625
Florida Rock Industries, Inc..............................  40,000     1,820,000
GenCorp, Inc. ............................................  15,000       378,750
Greenbrier Companies, Inc. ...............................  73,000       766,500
Hughes Supply, Inc. ......................................  20,000       593,750
LSI Industries, Inc. .....................................  60,000     1,447,500
Republic Group, Inc. .....................................  45,000       810,000
Simpson Industries, Inc. .................................  10,000       102,500
TB Wood's Corp. ..........................................  60,000       656,250
                                                                     -----------
                                                                       8,866,875
                                                                     -----------
Insurance/Services - 6.7%
American Heritage Life Investment Corp. ..................  50,000     1,225,000
Blanch (E.W.) Holdings, Inc...............................  13,000       886,438
Donegal Group, Inc. ......................................  61,299       697,276
Kansas City Life Insurance Co.............................   3,600       154,800
                                                                     -----------
                                                                       2,963,514
                                                                     -----------
Real Estate - 1.5%
Innkeepers USA Trust......................................  35,000       350,000
Pacific Gulf Properties, Inc. ............................  14,000       316,750
                                                                     -----------
                                                                         666,750
                                                                     -----------
Technology - 9.4%
Analysts International Corp...............................  50,000       718,750
Bel Fuse, Inc. Class B....................................  20,000       520,000
MTS Systems Corp. ........................................  30,000       365,625
Quixote Corp. ............................................  85,000     1,035,937
Superior TeleCom, Inc. ...................................  20,000       500,000
Technitrol, Inc. .........................................  30,000       967,500
                                                                     -----------
                                                                       4,107,812
                                                                     -----------
Total Common Stocks
 (cost $33,818,923).......................................            42,625,431
                                                                     -----------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Stratton Small-Cap Yield Fund

                                                                    Market
                                                       Principal     Value
                                                         Amount    (Note 1)
                                                       ---------- -----------
U.S. GOVERNMENT OBLIGATIONS - 2.7%
U.S. Treasury Bill
 2.75% due 07/01/99 (cost $1,200,000)................. $1,200,000 $ 1,200,000
                                                                  -----------
SHORT-TERM NOTES - 1.3%
American Express Credit Corp.
 5.15% due 07/02/99 (cost $564,919)...................    565,000     564,919
                                                                  -----------
Total Investments - 101.1%
 (cost $35,583,842*)..................................             44,390,350
Liabilities in Excess of Cash and Other Assets -
  (1.1%)..............................................               (487,090)
                                                                  -----------
NET ASSETS - 100.0%...................................            $43,903,260
                                                                  ===========

--------
* Aggregate cost for federal income tax purposes is $35,583,842; and net unrealized appreciation is as follows:

Gross unrealized appreciation...................................... $10,650,176
Gross unrealized depreciation......................................  (1,843,668)
                                                                    -----------
 Net unrealized appreciation....................................... $ 8,806,508
                                                                    ===========

                See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 1999 (unaudited)

                                             SGF         SMDS         SSCY
                                         ----------- ------------  -----------
ASSETS:
  Investments in securities at value
   (cost $36,517,798, $78,143,503, and
   $35,583,842, respectively) (Note 1).. $59,909,631 $ 75,420,277  $44,390,350
  Cash..................................     256,082      189,287        2,699
  Dividends and interest receivable.....      82,842      560,390       84,009
  Receivable for shares sold............      14,410        1,566       11,368
  Receivable for securities sold........         --       269,120       35,879
                                         ----------- ------------  -----------
    Total Assets........................  60,262,965   76,440,640   44,524,305
                                         ----------- ------------  -----------
LIABILITIES:
  Accrued expenses and other
   liabilities..........................      24,101       46,521       48,322
  Payable for investment securities
   purchased............................         --           --       572,723
                                         ----------- ------------  -----------
    Total Liabilities...................      24,101       46,521      621,045
                                         ----------- ------------  -----------
NET ASSETS:
  Applicable to 1,824,891, 3,062,694,
   and 2,077,673 shares outstanding,
   respectively/1..................../.. $60,238,864 $ 76,394,119  $43,903,260
                                         =========== ============  ===========
  Net asset value, offering and
   redemption price per share........... $     33.01 $      24.94  $     21.13
                                         =========== ============  ===========
SOURCE OF NET ASSETS:
  Paid-in capital....................... $35,350,862 $ 94,521,958  $35,301,905
  Undistributed net investment income...      53,485       42,496      205,390
  Accumulated net realized gain (loss)
   on investments.......................   1,442,684  (15,447,109)    (410,543)
  Net unrealized appreciation
   (depreciation) of investments........  23,391,833   (2,723,226)   8,806,508
                                         ----------- ------------  -----------
    Net Assets.......................... $60,238,864 $ 76,394,119  $43,903,260
                                         =========== ============  ===========

--------
/1/SGF: $.10 par value, 10,000,000 shares authorized; SMDS: $1.00 par value, 10,000,000 shares authorized; SSCY: $.001 par value, 200,000,000 shares authorized.


                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
Six Months Ended June 30, 1999 (unaudited)

                                               SGF         SMDS         SSCY
                                           -----------  -----------  ----------
INCOME:
  Dividends............................... $   656,148  $ 3,375,800  $  440,864
  Interest................................      63,108       96,842      33,376
                                           -----------  -----------  ----------
    Total Income..........................     719,256    3,472,642     474,240
                                           -----------  -----------  ----------
EXPENSES:
  Accounting/Pricing services fees........      14,837       16,551      15,890
  Administration services fees............      16,844       19,516      12,629
  Advisory fees (Note 2)..................     218,653      227,830     152,596
  Audit fees..............................       1,488          --       15,400
  Custodian fees..........................       9,125       12,841       8,552
  Directors' fees.........................       7,564        9,556       5,004
  Legal fees..............................       4,559        5,500       2,922
  Miscellaneous fees......................       5,182        6,303       3,538
  Printing and postage fees...............      12,875       15,643       8,659
  Registration fees.......................      17,153       16,706      18,694
  Shareholder services fees...............      18,207       62,813      24,762
  Taxes other than income taxes...........       2,350        3,000       1,600
                                           -----------  -----------  ----------
    Total Expenses........................     328,837      396,259     270,246
                                           -----------  -----------  ----------
      Net Investment Income...............     390,419    3,076,383     203,994
                                           -----------  -----------  ----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain (loss) on
   investments............................   1,473,773   (2,267,943)    748,610
  Net increase (decrease) in unrealized
   appreciation on investments............  (1,756,954)   2,524,730   1,258,591
                                           -----------  -----------  ----------
  Net gain (loss) on investments..........    (283,181)     256,787   2,007,201
                                           -----------  -----------  ----------
    Net increase in net assets resulting
     from operations...................... $   107,238  $ 3,333,170  $2,211,195
                                           ===========  ===========  ==========


                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                    SGF                         SMDS
                         --------------------------  ---------------------------
                         6 Months Ended Year Ended   6 Months Ended  Year Ended
                           06/30/99*     12/31/98      06/30/99*      12/31/98
                         -------------- -----------  -------------- ------------
OPERATIONS:
 Net investment income..  $   390,419   $   998,604   $ 3,076,383   $  5,360,764
 Net realized gain
  (loss) on
  investments...........    1,473,773     4,896,340    (2,267,943)     3,596,392
 Net increase (decrease)
  in unrealized
  appreciation of
  investments...........   (1,756,954)      687,299     2,524,730    (19,590,880)
                          -----------   -----------   -----------   ------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............      107,238     6,582,243     3,333,170    (10,633,724)
                          -----------   -----------   -----------   ------------
DISTRIBUTIONS TO SHARE-
 HOLDERS:
 From net investment
  income ($0.19 and
  $0.59 per share,
  respectively, for SGF,
  $0.96 and $1.65,
  respectively,
  for SMDS).............     (336,934)   (1,034,331)   (3,033,887)    (5,360,764)
 From realized gains on
  investments ($0.94 and
  $2.43 per share,
  respectively, for
  SGF)..................   (1,667,008)   (4,304,696)          --             --
 In excess of net
  investment income
  ($0.00 and $0.40 per
  share for SMDS).......          --            --            --      (1,299,867)
CAPITAL SHARE TRANSAC-
 TIONS:/2/                 (1,187,605)    1,902,474    (3,841,466)    (4,725,567)
                          -----------   -----------   -----------   ------------
 Total increase
  (decrease) in net
  assets................   (3,084,309)    3,145,690    (3,542,183)   (22,019,922)
NET ASSETS:
 Beginning of period....   63,323,173    60,177,483    79,936,302    101,956,224
                          -----------   -----------   -----------   ------------
 End of period
  (including
  undistributed net
  investment income of
  $53,485 and $0,
  respectively, for SGF,
  and $42,496 and $0,
  respectively, for
  SMDS).................  $60,238,864   $63,323,173   $76,394,119   $ 79,936,302
                          ===========   ===========   ===========   ============

                                                               SSCY
                                                    --------------------------
                                                    6 Months Ended Year Ended
                                                      06/30/99*     12/31/98
                                                    -------------- -----------
OPERATIONS:
 Net investment income.............................  $   203,994   $   388,213
 Net realized gain (loss) on investments...........      748,610    (1,159,153)
 Net increase (decrease) in unrealized appreciation
  of investments...................................    1,258,591    (4,996,458)
                                                     -----------   -----------
 Net increase (decrease) in net assets resulting
  from operations..................................    2,211,195    (5,767,398)
                                                     -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income ($0.00 and $0.18 per
  share, respectively, for SSCY)...................          --       (410,582)
 From realized gains on investments ($0.00 and
  $0.04 per share, respectively, for SSCY).........          --        (96,899)
CAPITAL SHARE TRANSACTIONS:/2/                        (1,097,240)    9,687,236
                                                     -----------   -----------
 Total increase in net assets......................    1,113,955     3,412,357
NET ASSETS:
 Beginning of period...............................   42,789,305    39,376,948
                                                     -----------   -----------
 End of period (including undistributed net
  investment income of $205,390 and $1,396,
  respectively, for SSCY)..........................  $43,903,260   $42,789,305
                                                     ===========   ===========

--------
*Unaudited

                See accompanying notes to financial statements.

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

/2/ A summary of capital share transactions follows:

                                                  SGF
                            --------------------------------------------------
                            6 Months Ended 06/30/99*    Year Ended 12/31/98
                            -------------------------  -----------------------
                              Shares        Value       Shares       Value
                            -------------------------  ---------  ------------
Shares issued..............    103,380  $   3,476,095    318,761  $ 11,325,835
Shares reinvested from net
 investment income and
 capital gains
 distributions.............     54,350      1,767,449    140,694     4,684,002
                            ----------  -------------  ---------  ------------
                               157,730      5,243,544    459,455    16,009,837
Shares redeemed............   (191,426)    (6,431,149)  (403,301)  (14,107,363)
                            ----------  -------------  ---------  ------------
  Net increase (decrease)..    (33,696) $  (1,187,605)    56,154  $  1,902,474
                            ==========  =============  =========  ============
                                                 SMDS
                            --------------------------------------------------
                            6 Months Ended 06/30/99*    Year Ended 12/31/98
                            -------------------------  -----------------------
                              Shares        Value       Shares       Value
                            -------------------------  ---------  ------------
Shares issued..............    137,149  $   3,329,862    373,202  $  9,611,674
Shares reinvested from net
 investment income.........     77,698      1,866,022    141,500     3,873,947
                            ----------  -------------  ---------  ------------
                               214,847      5,195,884    514,702    13,485,621
Shares redeemed............   (377,580)    (9,037,350)  (660,216)  (18,211,188)
                            ----------  -------------  ---------  ------------
  Net decrease.............   (162,733) $  (3,841,466)  (145,514) $ (4,725,567)
                            ==========  =============  =========  ============
                                                 SSCY
                            --------------------------------------------------
                            6 Months Ended 06/30/99*    Year Ended 12/31/98
                            -------------------------  -----------------------
                              Shares        Value       Shares       Value
                            -------------------------  ---------  ------------
Shares issued..............    254,977  $   4,765,902  1,071,101  $ 24,120,897
Shares reinvested from net
 investment income and
 capital gains
 distributions.............        --             --      18,664       402,242
                            ----------  -------------  ---------  ------------
                               254,977      4,765,902  1,089,765    24,523,139
Shares redeemed............   (305,503)    (5,863,142)  (713,619)  (14,835,903)
                            ----------  -------------  ---------  ------------
  Net increase (decrease)..    (50,526) $  (1,097,240)   376,146  $  9,687,236
                            ==========  =============  =========  ============

--------
*Unaudited

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
June 30, 1999 (unaudited)
Note 1. - Significant Accounting Policies

Stratton Mutual Funds (the "Funds") consist of Stratton Growth Fund, Inc. ("SGF"), Stratton Monthly Dividend REIT Shares, Inc. ("SMDS") and The Stratton Funds, Inc. The Stratton Funds, Inc. (the "Company") operates as a series, consisting of Stratton Small-Cap Yield Fund ("SSCY"). The Funds and Company are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of SGF is to seek possible growth of capital with current income from interest and dividends as a secondary objective.

The objective of SMDS is to seek a high rate of return from dividend and interest income. Under normal conditions, at least 65% of the Fund's total assets will be in securities of real estate investment trusts.

The objective of SSCY is to achieve both dividend income and capital appreciation through investment in the securities of small-cap companies which have certain risks associated with them. First and foremost is their greater earnings and price volatility in comparison to large companies. Earnings risk is partially due to the undiversified nature of small company business lines.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

   A. Security Valuation - Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the last sale price, if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their fair value as determined in good faith by the Boards of Directors of the Funds, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

   B. Determination of Gains or Losses on Sales of Securities - Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

   C. Federal Income Taxes - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required. SMDS has a capital loss carryover available to offset future capital gains, if any, of approximately $13,179,000 of which $7,681,000 expires in 2000, $4,331,000 expires in 2003 and
   $1,167,000 expires in 2005. SSCY

-------------------------------------------------------------------------------
June 30, 1999 (unaudited)

   has a capital loss carryover available to offset future capital gains, if any, of approximately $1,159,000, which expires in 2006.

   D. Use of Estimates in Financial Statements - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

   E. Other - Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

Distributions to Shareholders--Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

SMDS has made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund's distributions will also be designated as a return of capital.

Note 2. - During the six months ended June 30, 1999, the Funds paid advisory fees to Stratton Management Company, (the "Advisor") as follows: SGF-- $218,653; SMDS--$227,830; SSCY--$152,596. Management services are provided by the Advisor under agreements whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds' officers and employees, except to the extent that those employees are engaged in administrative and accounting services activities. In return for these services, SGF pays to the Advisor a monthly fee of 3/48 of 1% (annually 3/4 of 1%) of the daily net asset value of the Fund for such month. SMDS pays a monthly fee at an annual rate of 5/8 of 1% of the daily net asset value of the Fund for such month. The Advisor has voluntarily agreed to waive $15,000 annually of the compensation due it under the agreement with each of these Funds to offset a portion of the cost of certain administrative responsibilities delegated to First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation.

SSCY pays a monthly fee at an annual rate of 0.75% of the daily net asset value of the Fund for such month, subject to a performance adjustment. The performance adjustment will be calculated at the end of each month based upon a rolling 24 month performance period. The performance adjustment is added to or subtracted from the basic investment advisory fee. The Fund's gross performance is compared with the performance of the Frank Russell 2000 Index, ("Russell 2000"), a widely recognized unmanaged index of common stock prices, over a rolling 24-month performance period. The Russell 2000 is composed of the smallest 2000 stocks in the Frank Russell annual ranking of 3000 common stocks by market capitalization. The Russell 2000 is a widely recognized common stock index of small to medium size companies. Total return performance on the Russell 2000 includes dividends and is reported monthly on a market capitalization-weighted basis. When the Fund performs better than the Russell 2000, it pays the Advisor an incentive fee; less favorable performance than the Russell 2000

-------------------------------------------------------------------------------
June 30, 1999 (unaudited)

reduces the basic fee. Each 1.00% of the difference in performance between the Fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate is +/- 0.50% of average net assets which would be added to or deducted from the advisory fee if the Fund outperformed or under performed the Russell 2000 by 5.00%. The performance fee adjustment for the six months ended June 30, 1999 caused the advisory fee to decrease by $2,378.

Certain officers and Directors of the Funds are also officers and directors of the Advisor. None of the Funds' officers receive compensation from the Funds.

Effective February 23, 1998, FPS Services, Inc. ("FPS"), a wholly-owned subsidiary of FinDaTex, Inc., was acquired by Investor Services Group. Certain Directors and officers of the Funds are shareholders of FinDaTex, Inc.

Pursuant to an agreement between The Bank of New York (the "Custodian"), and Investor Services Group, the Custodian reallows a portion of its custody fees to Investor Services Group for certain services delegated to Investor Services Group. The amount is not readily determinable. First Data Distributors, Inc., a wholly-owned subsidiary of Investor Services Group, serves as the Funds' principal underwriter and receives no fees for services in assisting in sales of the Funds' shares but does receive an annual fee of $3,000 for each Fund for its services in connection with the registration of the Funds' shares under state securities laws.

Note 3. - Purchases and sales of investment securities, excluding short-term notes, for the six months ended June 30, 1999 were as follows:

                                                   SGF        SMDS       SSCY
                                               ----------- ---------- ----------
Cost of purchases............................. $12,532,260 $5,061,254 $8,441,148
Proceeds of sales.............................  13,831,297 10,978,537 10,231,717

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Growth Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                          6 Months       Year      Year    7 Months       Years ended May 31,
                            Ended       Ended     Ended     Ended       -------------------------
                          06/30/99*    12/31/98  12/31/97  12/31/96      1996     1995     1994
                          ---------    --------  --------  --------     -------  -------  -------
Net Asset Value,
 Beginning of Period....   $ 34.07     $ 33.39   $ 27.00   $ 27.18      $ 22.35  $ 20.65  $ 20.89
                           -------     -------   -------   -------      -------  -------  -------
  Income From Investment
   Operations
  Net investment
   income...............     0.219       0.570     0.550     0.312        0.556    0.537    0.510
  Net gains (losses) on
   securities (both
   realized and
   unrealized)..........    (0.149)      3.130     8.900     1.298        5.759    2.978    0.665
                           -------     -------   -------   -------      -------  -------  -------
    Total from
     investment
     operations.........     0.070       3.700     9.450     1.610        6.315    3.515    1.175
                           -------     -------   -------   -------      -------  -------  -------
  Less Distributions
  Dividends (from net
   investment income)...    (0.190)     (0.590)   (0.540)   (0.580)      (0.540)  (0.540)  (0.510)
  Distributions (from
   capital gains).......    (0.940)     (2.430)   (2.520)   (1.210)      (0.945)  (1.275)  (0.905)
                           -------     -------   -------   -------      -------  -------  -------
    Total
     distributions......    (1.130)     (3.020)   (3.060)   (1.790)      (1.485)  (1.815)  (1.415)
                           -------     -------   -------   -------      -------  -------  -------
Net Asset Value, End of
 Period.................   $ 33.01     $ 34.07   $ 33.39   $ 27.00      $ 27.18  $ 22.35  $ 20.65
                           =======     =======   =======   =======      =======  =======  =======
Total Return............      0.26%      11.46%    36.06%     6.40%       29.62%   18.61%    5.92%
Ratios/Supplemental Data
  Net assets, end of
   period (in 000's)....   $60,239     $63,323   $60,177   $44,801      $42,880  $31,719  $25,475
  Ratio of expenses to
   average net assets...      1.09%/1/    1.07%     1.11%     1.17%/1/     1.16%    1.31%    1.34%
  Ratio of net
   investment income to
   average net assets...      1.29%/1/    1.60%     1.87%     2.08%/1/     2.28%    2.70%    2.51%
  Portfolio turnover
   rate.................     21.56%      38.02%    34.40%    20.32%       15.41%   42.54%   49.81%

--------
* Unaudited
/1/Annualized

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                               11
                          6 Months       Year       Year     Months       Years ended January 31,
                           Ended        Ended      Ended     Ended       -----------------------------
                          6/30/99*     12/31/98   12/31/97  12/31/96       1996      1995       1994
                          --------     --------   --------  --------     --------  --------   --------
Net Asset Value,
 Beginning of Period....  $ 24.78      $ 30.25    $  27.43  $  27.40     $  24.84  $  28.69   $  29.91
                          -------      -------    --------  --------     --------  --------   --------
  Income From Investment
   Operations
  Net investment
   income...............    0.974        1.650       1.540     1.630        1.880     1.940      1.870
  Net gains (losses) on
   securities (both
   realized and
   unrealized)..........    0.146       (5.070)      3.200     0.160        2.600    (3.870)    (1.140)
                          -------      -------    --------  --------     --------  --------   --------
    Total from
     investment
     operations.........    1.120       (3.420)      4.740     1.790        4.480    (1.930)     0.730
                          -------      -------    --------  --------     --------  --------   --------
  Less Distributions
  Dividends (from net
   investment income)...   (0.960)      (1.650)     (1.540)   (1.630)      (1.890)   (1.920)    (1.940)
  Distributions (in
   excess of net
   investment income)...      --        (0.400)        --     (0.130)      (0.030)      --      (0.010)
  Return of capital.....      --           --       (0.380)      --           --        --         --
                          -------      -------    --------  --------     --------  --------   --------
    Total
     distributions......   (0.960)      (2.050)     (1.920)   (1.760)      (1.920)   (1.920)    (1.950)
                          -------      -------    --------  --------     --------  --------   --------
Net Asset Value, End of
 Period.................  $ 24.94      $ 24.78    $  30.25  $  27.43     $  27.40  $  24.84   $  28.69
                          =======      =======    ========  ========     ========  ========   ========
Total Return............     4.74%      (11.75%)     18.09%     7.12%       18.98%    (6.57%)     2.22%
Ratios/Supplemental Data
  Net assets, end of
   period
   (in 000's)...........  $76,394      $79,936    $101,956  $103,780     $129,267  $134,066   $165,798
  Ratio of expenses to
   average net assets...     1.05%/1/     1.02%       1.02%     1.02%/1/     0.99%     1.08%      0.99%
  Ratio of net
   investment income to
   average net assets...     8.17%/1/     5.95%       5.48%     6.94%/1/     7.42%     7.71%      6.12%
  Portfolio turnover
   rate.................     7.06%       18.89%      42.47%    69.19%       53.30%    39.50%     19.15%

--------
* Unaudited
/1/Annualized

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Small-Cap Yield Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                                                   For the Period
                          6 Months       Year       Year      9 Months        Year        Year       04/12/93/1
                            Ended       Ended       Ended       Ended         Ended       Ended          /
                          06/30/99*    12/31/98  12/31/97/3/ 12/31/96/3/   03/31/96/3/ 03/31/95/3/ to 03/31/94/3/
                          ---------    --------  ----------- -----------   ----------- ----------- --------------
Net Asset Value,
 Beginning of Period....   $ 20.11     $ 22.47     $ 16.79     $ 15.98       $ 12.94     $ 12.97       $12.50
                           -------     -------     -------     -------       -------     -------       ------
Income from Investment Operations
Net investment income...     0.098       0.170       0.210       0.260         0.330       0.290        0.220
Net gains (losses) on
 securities (both
 realized and
 unrealized)............     0.922      (2.310)      6.800       1.740         3.040      (0.020)       0.450
                           -------     -------     -------     -------       -------     -------       ------
Total from investment
 operations.............     1.020      (2.140)      7.010       2.000         3.370       0.270        0.670
                           -------     -------     -------     -------       -------     -------       ------
Less Distributions
Dividends (from net
 investment income).....       --       (0.180)     (0.200)     (0.270)       (0.330)     (0.300)      (0.200)
Distributions (from
 capital gains).........       --       (0.040)     (1.130)     (0.920)          --          --           --
                           -------     -------     -------     -------       -------     -------       ------
Total distributions.....       --       (0.220)     (1.330)     (1.190)       (0.330)     (0.300)      (0.200)
                           -------     -------     -------     -------       -------     -------       ------
Net Asset Value, End of
 Period.................   $ 21.13     $ 20.11     $ 22.47     $ 16.79       $ 15.98     $ 12.94       $12.97
                           =======     =======     =======     =======       =======     =======       ======
Total Return............      5.07%     (9.58%)      42.37%      12.84%        26.18%       2.09%        5.51%/2/
Ratios/Supplemental Data
Net assets, end of
 period
 (in 000's).............   $43,903     $42,789     $39,377     $21,691       $19,592     $14,058       $8,257
Ratio of expenses to
 average net assets.....      1.36%/2/    1.56%       1.62%       1.29%/2/      1.46%       2.12%        2.28%/2/
Ratio of net investment
 income to average net
 assets.................      1.03%/2/    0.80%       1.09%       2.03%/2/      2.28%       2.36%        1.85%/2/
Portfolio turnover
 rate...................     21.65%      35.74%      26.27%      35.86%        33.50%      30.20%       28.60%/2/

--------
* Unaudited
/1/Commencement of operations
/2/Annualized
/3/Adjusted for a 2-for-1 stock split declared by the Fund to shareholders of record on December 17, 1997

                See accompanying notes to financial statements.

SHAREHOLDER INFORMATION
-------------------------------------------------------------------------------

Minimum Investment

The minimum amount for the initial purchase of shares of the Funds is $2,000 each. Subsequent purchases may be made in amounts of $100 or more.

Telephone Exchange

Shares of each Fund may be exchanged for shares of the other Funds, provided such other shares may legally be sold in the state of the investor's residence. Each Fund has a distinct investment objective which should be reviewed before executing any exchange of shares.

Dividends and Distributions

SGF pays semi-annual dividends from net investment income. SMDS pays monthly dividends from net investment income. SSCY pays annual dividends from net investment income. Distributions may be reinvested in additional shares of such Fund.

Automatic Investment Plan

Shares of a Fund may be purchased through our "Automatic Investment Plan" (the "Plan"), (See item 6 of the New Account Application attached to the back of the Prospectus). The Plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. The minimum investment pursuant to this Plan is $100 per month. The account designated will be debited in the specified amount, on the date indicated, and Fund shares will be purchased. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. A Fund may alter, modify or terminate this Plan at any time.

Share Price Information

The daily share price of the Funds can be found in the mutual fund section of most major daily newspapers as well as The Wall Street Journal and Investor's Daily, where the Funds are listed under Stratton Funds. The Funds' stock ticker symbols for SGF, SMDS and SSCY are STRGX, STMDX and STSCX, respectively.

Retirement Plans

Stratton Mutual Funds has Defined Contribution Plans, Individual Retirement Accounts and 403(b)(7) Retirement Plans available at no minimum investment.

-------------------------------------------------------------------------------

General Information on the Funds

Requests for a Prospectus, financial information, past performance figures and an application, should be directed to the Funds' Distributor:

c/o FIRST DATA DISTRIBUTORS, INC.
4400 Computer Drive,
Westborough, MA 01581
Telephone: 800-634-5726

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts and other fund services, and shareholders executing redemption requests, should call or write the transfer agent and dividend paying agent:

FIRST DATA INVESTOR SERVICES GROUP, INC.
P. O. Box 61503, King of Prussia, PA 19406-0903
Telephone: 610-239-4600 . 800-472-4266

Investment Portfolio Activities

Questions regarding any of the Funds' investment portfolios should be directed to the Funds' Investment Advisor:

STRATTON MANAGEMENT COMPANY
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255

Additional Purchases ONLY to existing accounts should be mailed to a separate lock box unit:

c/o FIRST DATA INVESTOR SERVICES GROUP, INC.
P. O. Box 61767, King of Prussia, PA 19406-8767

   Distributed  by  First Data  Distributors,  Inc., 4400  Computer  Drive,
       Westborough,  MA 01581--Date  of  first  use  August  1999. This report is to be  preceeded or accompanied by a prospectus.
              All indices are unmanaged  groupings of stock that
                  are not available for investment.

        DIRECTORS

         Lynne M. Cannon

         John J. Lombard, Jr.

         Douglas J. MacMaster, Jr.

         Henry A. Rentschler

         Merritt N. Rhoad, Jr.

         Richard W. Stevens

         James W. Stratton


        OFFICERS

         James W. Stratton
         Chairman

         John A. Affleck
         President, Stratton Monthly
         Dividend REIT Shares

         Gerard E. Heffernan
         President
         Stratton Growth Fund

         Frank H. Reichel, III
         President,
         Stratton Small-Cap Yield Fund

         James A. Beers
         Vice President

         Joanne E. Kuzma
         Vice President

         Patricia L. Sloan
         Secretary & Treasurer

         Brigid E. Hummel
         Assistant Secretary &
         Treasurer



        INVESTMENT ADVISOR

          Stratton Management Company

          Plymouth Meeting Executive Campus, 610 W. Germantown Pike, Suite 300

          Plymouth Meeting, PA 19462-1050. Telephone: 610-941-0255


        TRANSFER AGENT & DIVIDEND PAYING AGENT

          First Data Investor Services Group, Inc.

          P.O. Box 61503, King of Prussia, PA 19406-0903

          Telephone: 610-239-1600, 800-472-1266


        CUSTODIAN BANK

          The Bank of New York

          48 Wall Street, New York, NY 10286



        Visit the Stratton Mutual Funds web site at http://www.strattonmgt.com

                                                             =================
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        MUTUAL FUNDS                                              MUTUAL FUND
        Stability.Strategy.Success                                COUNCIL
                                                             =================